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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 24, 2000
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                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)

   New York                        333-64131                     13-3840732
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                           300 Tice Boulevard
                           Woodcliff Lake, NJ                      07675
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                (Address of principal executive offices)          Zip Code

           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
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         (Former name and former address, if changed since last report)




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ITEM 5. Other Events

        Acquisition or Disposition of Assets: General

        On March 24, 2000, Chase Funding, Inc. issued its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2000-1, such series representing interests in a pool of fixed rate and adjustable rate sub-prime one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated March 20, 2000, as supplemented by the prospectus supplement dated March 20, 2000 (together, the "Prospectus").

        The Group I Certificates consist of the Class IA-1 Certificates, the Class IA-2 Certificates, the Class IA-3 Certificates, the Class IA-4 Certificates, the Class IA-5 Certificates and the Class IA-6 Certificates, the Class IM-1 Certificates, the Class IM-2 Certificates and the Class IB Certificates. The Group II Certificates consist of the Class IIA-1 Certificates, the Class IIM-1 Certificates, the Class IIM-2 Certificates and the Class IIB Certificates.

        The Trust Fund consists of the Mortgage Pool secured by liens on real property and certain other property described in the Prospectus. The Mortgage Pool is divided into two separate groups of Mortgage Loans based on whether the interest rate for the related Mortgage Loan is fixed or adjustable. The Group I Certificates represent an undivided ownership interest in the Fixed Rate Mortgage Loans and the Group II Certificates represent an undivided interest in the Adjustable Rate Mortgage Loans.

        Attached as Exhibit 99 are tables which reflect certain statistical data regarding the final Mortgage Pool. The attached tables describe the Mortgage Loans and the related Mortgaged Properties as of the later of the Cut-off Date or the origination date of the Mortgage Loan, as applicable.


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ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                     Description
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  (4)                           Pooling and Servicing Agreement among Chase
                                Funding, Inc., Chase Manhattan Mortgage
                                Corporation, Advanta Mortgage Corp. USA and
                                Citibank, N.A., as trustee, dated as of March 1, 2000, for Chase Funding Mortgage Loan Asset-
                                Backed Certificates, Series 2000-1.

  (99) Statistical information regarding the Mortgage Loans and the related Mortgaged Properties.


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CHASE FUNDING, INC.


Date: March 24, 2000
                                                     By:________________________
                                                     Name:  Eileen A. Lindblom
                                                     Title: Vice President



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                                INDEX TO EXHIBITS



Exhibit No.                     Description
-----------                     -----------
  (4)                           Pooling and Servicing Agreement among Chase
                                Funding, Inc., Chase Manhattan Mortgage
                                Corporation, Advanta Mortgage Corp. USA and
                                Citibank, N.A., as trustee, dated as of March 1, 2000, for Chase Funding Mortgage Loan
                                Asset-Backed Certificates, Series 2000-1.

  (99) Statistical information regarding the Mortgage Loans and the related Mortgaged Properties.



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